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                                                                      Exhibit 22

                           SUBSIDIARIES OF REGISTRANT

                                                                              JURISDICTION
SUBSIDIARY                                                                  OF INCORPORATION
========================================================              ===========================
GENICOM International Holdings Corporation                                      Delaware

GENICOM International Sales Corporation                                         Delaware

Enterprising Service Solutions Corporation                                      Delaware

Delmarva Technologies Corporation                                               Delaware

Rastek Corporation                                                              Delaware

Rastek Japan Ltd.                                                                 Japan

Printer Systems Corporation                                                     Virginia

Printer Connection, Inc.                                                        Virginia

Printer Systems International, Inc.                                             Virginia

GENICOM Canada, Inc.                                                             Canada

GENICOM Foreign Sales Corporation                                          U.S. Virgin Islands

GENICOM Euro Holdings B.V.                                                   The Netherlands

GENICOM Belgium                                                                  Belgium

GENICOM International Limited                                                    England

GENICOM (No. 1) Limited                                                          England

GENICOM Ltd.                                                                     England

GENICOM S.A.R.L.                                                                 France

GENICOM S.A.                                                                     France

GENICOM GmbH                                                                     Germany

GENICOM S.p.A.                                                                    Italy

GENICOM (Australia) PTY LTD.                                                    Australia

GENICOM Pty Limited                                                             Australia

GENICOM Sweden AB                                                                Sweden

                                      E-20